EXHIBIT 99.1

News Release

National Penn Bancshares, Inc.
Reports Third Quarter Net Income
And Increased Cash Dividend

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

BOYERTOWN, Pa., October 23, 2008 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported third quarter 2008 net income totaling $19.23 million, or $0.23 per diluted share.  Net income increased approximately 14.4% over the $16.81 million earned in the third quarter of 2007.  Third quarter 2008 net income was adversely impacted by an after-tax unrealized loss of $13.00 million resulting from an other-than-temporary impairment charge on our entire investment in a synthetic collateralized debt obligation and was positively affected by an after-tax fair market value unrealized gain of $4.97 million in NPB Capital Trust II Preferred Securities.  Excluding these adjustments, core third quarter 2008 net income remained solid at $27.26 million, or $0.34 per diluted share.  Diluted earnings per share was $0.34 in the third quarter of 2007.  Additional contributors to the increase in 3rd quarter 2008 net income include the operations of Christiana Bank & Trust and KNBT Bancorp, each acquired in first quarter 2008.

For the nine months ended September 30, 2008, National Penn earned $68.04 million of net income compared to $48.52 million for the same period in 2007.  Diluted earnings per share for the nine month periods ended September 30 are $0.90 for 2008 and $0.97 for 2007.   Year-to-date 2008, annualized returns on average assets and average shareholders’ equity were 1.04% and 9.34%, respectively.   For the first nine months of 2007, the annualized returns on average assets and average shareholders’ equity were 1.17% and 11.94%, respectively.

As of September 30, 2008, National Penn’s total assets were $9.32 billion and total deposits were $6.22 billion. The allowance for loan and lease losses as of September 30, 2008 was $83.70 million, which represented 1.35% of total loans and leases outstanding of $6.21 billion.  From a regulatory capital standpoint, National Penn, and each of National Penn’s banking subsidiaries, National Penn Bank and Christiana Bank & Trust Company, all continue to be “well capitalized” under all guidelines imposed by financial institution regulators.  National Penn’s Tier 1 Risk-Based Capital and Total Risk-Based Capital Ratios are 9.34% and 10.56% respectively, are in excess of well capitalized minimum requirements of 6.00% and 10.00%, respectively, and are in line with second quarter 2008 ratios.

At its regularly scheduled meeting yesterday, National Penn’s Board of Directors took the following actions:

•	Declared an increased fourth quarter cash dividend of $0.1725 per share payable November 17, 2008 to shareholders of record at the close of business on November 1, 2008.

•
Following a review of the U.S. Treasury’s Capital Purchase Program, authorized management to complete due diligence and, if satisfactory, apply for participation in the Program up to the maximum allowable amount of approximately $200 million.  If approved and funded, this unique source of cost-effective new capital will further bolster National Penn’s balance sheet and will provide additional resources for the growth opportunities National Penn is currently seeing in its core markets.

•
Approved enhancements to the Company’s Dividend Reinvestment and Stock Purchase Plan to provide a 10% discount on dividends reinvested as well as for new cash purchases made under the plan.  Optional cash contributions may now be made in amounts up to $50,000 per month, an increase from the prior monthly limitation of $10,000.

Commenting on third quarter 2008, Glenn E. Moyer, National Penn president and chief executive officer, said, “We are really pleased to reward our loyal shareholders by not only maintaining, but increasing our cash dividend for the 31st consecutive year. National Penn’s core earnings remain solid under very difficult economic and financial market conditions.  While we found it necessary to take a non-cash charge on an investment security, we believe our overall performance continues to show the financial strength of National Penn.  National Penn continues to actively lend money to and gather deposits from qualified consumers and businesses.  In fact, in the past quarter our loans have grown $74 million while our deposits increased by $137 million.  We intend to stay active in our mid-Atlantic markets to support the recovery from the current challenges in our economy.”
__________

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.3 billion in assets, is the fifth largest bank holding company based in Pennsylvania.  In addition, wealth assets under administration or management amount to $8.3 billion.

Headquartered in Boyertown, National Penn operates 127 offices. It has 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, KNBT and Nittany Bank divisions. National Penn also has two offices in Delaware through its wholly-owned subsidiary Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, LLC; National Penn Leasing Company; National Penn Insurance Agency, Inc.; Caruso Benefits Group, Inc.; and Higgins Insurance Associates, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at  www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures:

This release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance.  One such measure, annualized return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity.  Banking and financial institution regulators also exclude goodwill and intangibles from shareholders’ equity when assessing the capital adequacy of a financial institution. The other such measure, core net income (or core earnings), excludes the effects of non-cash, after-tax unrealized gains and losses.  Management believes the presentation of these financial measures excluding the impact of the specified items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.  In the case of annualized return on average tangible equity, it provides a method to assess management’s success in utilizing the company’s tangible capital.  In the case of core net income (or core earnings), it provides a method to assess earnings performance excluding one-time items.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Statement Regarding Dividend Reinvestment and Stock Purchase Plan

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” “plan,’’ “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: participation in the U.S. Treasury’s Capital Purchase Program; ability to obtain new capital and locate growth opportunities; ineffectiveness of National Penn’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets.  The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008, as well as in other documents filed by National Penn after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

FINANCIAL HIGHLIGHTS

Dollars in thousands, except per share data	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
STATEMENTS OF CONDITION
Total assets				$9,316,795	$5,763,931	61.6%
Investment securities				1,979,577	1,420,413	39.4%
Loans and leases				6,207,621	3,786,801	63.9%
Deposits				6,220,643	3,927,823	58.4%
Short-term borrowings				859,415	452,761	89.8%
Long-term borrowings				1,114,020	769,051	44.9%
Shareholders' equity				1,046,013	554,322	88.7%
Book value per share				13.09	11.28	16.0%

EARNINGS
Total interest income	$120,717	$85,727	40.8%	$350,623	$248,971	40.8%
Total interest expense	53,769	46,631	15.3%	160,983	133,462	20.6%
Net interest income	66,948	39,096	71.2%	189,640	115,509	64.2%
Provision for loan and lease losses	6,876	1,420	384.2%	13,997	4,032	247.1%
Net interest income after provision for loan and lease losses	60,072	37,676	59.4%	175,643	111,477	57.6%
Other income	16,850	18,250	-7.7%	68,962	52,742	30.8%
Other expenses	54,087	34,101	58.6%	156,827	101,929	53.9%
Income before income taxes	22,835	21,825	4.6%	87,778	62,290	40.9%
Income taxes	3,607	5,018	-28.1%	19,743	13,766	43.4%
Net income	$19,228	$16,807	14.4%	$68,035	$48,524	40.2%

PERFORMANCE RATIOS
Net yield on earning assets	3.52%	3.35%	5.1%	3.52%	3.39%	3.8%
Return on average assets	0.83%	1.18%	-29.7%	1.04%	1.17%	-11.1%
Return on average shareholders' equity	7.29%	12.30%	-40.7%	9.34%	11.94%	-21.8%
Return on average tangible equity (1)	16.50%	25.29%	-34.8%	20.62%	24.72%	-16.6%

PER SHARE
Basic earnings	$0.24	$0.34	-29.4%	$0.91	$0.98	-7.1%
Diluted earnings	$0.23	$0.34	-32.4%	$0.90	$0.97	-7.2%
Dividends paid in cash	$0.1700	$0.1626	4.6%	$0.5100	$0.4878	4.6%
Average shares - basic	79,741,702	49,146,831	62.3%	74,833,736	49,445,112	51.3%
Average shares - diluted	80,495,907	49,641,283	62.2%	75,470,534	50,053,803	50.8%

(1) Reconciliation Table for Non-GAAP Financial Measures
Return on average shareholders' equity	7.29%	12.30%		9.34%	11.94%
Effect of goodwill and intangibles	9.21%	12.99%		11.28%	12.78%
Return on average tangible equity	16.50%	25.29%		20.62%	24.72%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$1,049,144	$542,052		$973,495	$543,218
Average goodwill and intangibles	(585,544)	(278,441)		(532,771)	(280,795)
Average tangible equity	$463,600	$263,611		$440,724	$262,423

Net Income	$19,228
After tax unrealized fair market value gain on NPB Capital Trust II Preferred Securities	(4,967)
After tax other than temporary impairment charge on CDO investment	13,000
Core net income	$27,261

Diluted earnings per share	$0.23
After tax unrealized fair market value gain on NPB Capital Trust II Preferred Securities	(0.06)
After tax other than temporary impairment charge on CDO investment	0.17
Core diluted earnings per share	$0.34

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/08
Date 10/22/2008

PAGE: 1 OF 5
BALANCE SHEET - ASSETS ($000s)	AS OF 9/30/2008	AS OF 6/30/2008	AS OF 3/31/2008	AS OF 12/31/2007	AS OF 9/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents	$152,909	$205,457	$201,655	$111,520	$99,379
Held to Maturity Securities	391,725	406,653	271,381	243,595	244,815
Securities Available for Sale	1,587,852	1,536,785	1,669,200	1,137,426	1,175,598
Total Securities	1,979,577	1,943,438	1,940,581	1,381,021	1,420,413
Total Cash and Securities	2,132,486	2,148,895	2,142,236	1,492,541	1,519,792
Loans & Leases Held for Sale	5,317	5,269	5,711	3,823	2,127
Loans & Leases Held for Investment	6,202,304	6,128,329	6,007,153	3,871,430	3,784,674
Total Loans and Leases	6,207,621	6,133,598	6,012,864	3,875,253	3,786,801
Loan Loss Reserve	(83,696)	(81,642)	(81,631)	(54,897)	(56,294)
Premises and Equipment, net	106,968	109,305	110,438	61,214	61,743
Bank Owned Life Insurance	192,594	190,892	189,050	102,407	101,318
Goodwill	546,270	545,460	545,484	261,552	261,161
Other Intangibles	38,768	40,173	42,139	16,160	16,919
Total Intangible Assets	585,038	585,633	587,623	277,712	278,080
Unconsolidated Investments Under the Equity Method	11,470	10,985	12,609	11,490	10,058
Other Real Estate Owned	1,129	842	326	-	364
Other Assets	163,185	142,847	134,599	58,701	62,069
Total Assets	$9,316,795	$9,241,355	$9,108,114	$5,824,421	$5,763,931

BALANCE SHEET - LIABILITIES ($000s)
Interest-bearing Deposits	$5,437,824	$5,285,629	$5,335,413	$3,423,447	$3,439,266
Non-interest bearing Deposits	$782,819	$798,088	$768,154	$522,716	$488,557
Borrowings	1,838,928	1,854,775	1,698,974	1,114,206	1,080,221
Subordinated Debt (Trust Preferred Securities)	134,507	142,148	141,009	139,997	141,591
Other Liabilities	76,704	114,320	118,527	60,108	59,974
Total Liabilities	$8,270,782	$8,194,960	$8,062,077	$5,260,474	$5,209,609

BALANCE SHEET - EQUITY ($000s)
Common Stock	$980,894	$978,546	$975,744	$491,011	$490,872
Retained Earnings	115,291	109,602	95,859	85,242	76,888
Accumulated Other Comprehensive Income	$(50,172)	$(41,753)	$(25,485)	$(4,281)	$(6,458)
Treasury Stock	-	-	(81)	(8,025)	(6,980)
Total Shareholders Equity	$1,046,013	$1,046,395	$1,046,037	$563,947	$554,322

MEMO ITEMS
Accumulated other comprehensive (loss) income	$(50,172)	$(41,753)	$(25,485)	$(4,281)	$(6,458)
Book Value Per Share	$13.09	$13.15	$13.17	$11.49	$11.28
Tangible Book Value Per Share	$5.77	$5.78	$5.77	$5.83	$5.62
EOP Common Shares Outstanding (excluding Treasury shares)	79,886,282	79,603,356	79,410,734	49,068,819	49,150,514
Treasury Shares Held By Company	-	-	5,064	544,061	477,117
Did you announce a repurchase plan during this period?	NO	NO	NO	NO	NO
Number of Shares to be Repurchased in Plans	3,779,456	3,779,456	3,779,456	3,779,456	3,779,456
Number of Shares Repurchased During Period	-	-	33,587	326,039	594,566
Average Price of Repurchased Shares	$-	$-	$16.38	$14.76	$14.61

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/08

PAGE: 2 OF 5
INCOME STATEMENT ($000s)	FOR QUARTER ENDED 9/30/2008	FOR QUARTER ENDED 6/30/2008	FOR QUARTER ENDED 3/31/2008	FOR QUARTER ENDED 12/31/2007	FOR QUARTER ENDED 9/30/2007	YEAR TO DATE 9/30/2008	YEAR TO DATE 9/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$120,717	$119,503	$110,403	$86,502	$85,727	$350,623	$248,971
Interest Expense	53,769	53,225	53,989	45,991	46,631	160,983	133,462
Net Interest Income	66,948	66,278	56,414	40,511	39,096	189,640	115,509
Loan and Lease Loss Provision	6,876	3,711	3,410	3,800	1,420	13,997	4,032
Net Interest Income after Provision for Loan and Lease Losses	60,072	62,567	53,004	36,711	37,676	175,643	111,477
Wealth Management Income	8,239	8,515	7,608	4,605	4,359	24,362	12,711
Service Charges on Deposits	6,880	6,324	5,261	4,499	4,461	18,465	12,873
Cash Management and Electronic Banking Fees	3,917	3,715	2,928	2,367	2,241	10,560	6,295
Mortgage Banking Income	882	978	591	512	468	2,451	2,454
Insurance Commissions and Fees	3,913	3,968	3,806	1,383	1,556	11,687	5,243
Bank Owned Life Insurance Income	1,702	1,842	1,580	1,089	1,102	5,124	3,279
Equity in Unconsolidated Investments	1,574	810	612	2,549	226	2,996	(147)
Net gains (losses) from fair value changes	7,641	(1,139)	(1,012)	1,594	1,188	5,490	1,213
Net Gains on Investment Securities	276	384	-	331	600	660	1,733
Gain on Sale of Building(s)	-	-	-	-	279	-	449
BOLI Death Benefit Income	-	-	-	-	-	-	1,211
Other Non-Interest Income	1,826	2,504	2,837	1,527	1,770	7,167	5,428
Non-Recurring Loss, Securities	(20,000)	-	-	-	-	(20,000)	-
Total Non-Interest Income	16,850	27,901	24,211	20,456	18,250	68,962	52,742
Salaries, Wages and Employee Benefits	31,998	31,300	29,227	22,337	20,982	92,525	62,038
Net Premises and Equipment Expense	8,416	9,019	8,007	5,016	4,867	25,442	14,786
Amortization of Intangibles	1,981	1,964	1,582	758	758	5,527	2,276
Other Non-Interest Expense	11,692	11,543	10,098	8,733	7,494	33,333	22,829
Non-Recurring Expense	-	-	-	-	-	-	-
Total Non-Interest Expense	54,087	53,826	48,914	36,844	34,101	156,827	101,929
Net Income Before Taxes	22,835	36,642	28,301	20,323	21,825	87,778	62,290
Income Tax Expense	3,607	9,428	6,708	3,614	5,018	19,743	13,766
Net Income	19,228	27,214	21,593	16,709	16,807	68,035	48,524

Net Interest Income (FTE)	$72,532	$71,176	$60,999	$44,883	$43,260	$204,707	$127,101

EARNINGS PER SHARE:

Basic
Net income	$0.24	$0.34	$0.33	$0.34	$0.34	$0.91	$0.98
Diluted
Net income	$0.23	$0.34	$0.33	$0.34	$0.34	$0.90	$0.97
Average Shares Basic	79,741,702	79,514,136	65,190,940	49,044,107	49,146,831	74,833,736	49,445,112
Average Shares Diluted	80,495,907	80,626,387	65,899,893	49,496,144	49,641,283	75,470,534	50,053,803

SUPPLEMENTAL DATA ($000s) (2)
Return on Avg. Assets (annualized)	0.83%	1.20%	1.10%	1.15%	1.18%	1.04%	1.17%
Return on Avg. Equity (annualized)	7.29%	10.42%	10.54%	11.96%	12.30%	9.34%	11.94%
Return on Avg. Tangible Equity (annualized) (1)	16.50%	23.69%	21.84%	23.96%	25.29%	20.62%	24.72%
Average Tangible Equity to Tangible Assets (3)	5.35%	5.45%	5.31%	5.04%	4.90%	5.38%	4.98%
Average Realized Tangible Equity to Average Tangible Assets Ratio (4)	5.84%	5.77%	5.38%	5.14%	5.10%	5.69%	5.06%

(1) (Net income x (365/92)), divided by (average equity - average goodwill and intangibles)
(3) Average tangible equity, divided by (average assets - average goodwill and intangibles).
(4) (Average tangible equity - average AOCI), divided by average tangible assets.

(1) (2) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	7.29%	10.42%	10.54%	11.96%	12.30%	9.34%	11.94%
Effect of goodwill and intangibles	9.21%	13.27%	11.30%	12.00%	12.99%	11.28%	12.78%
Return on average tangible equity	16.50%	23.69%	21.84%	23.96%	25.29%	20.62%	24.72%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$1,049,144	$1,047,583	$823,757	$554,334	$542,052	$973,495	$543,218
Average goodwill and intangibles	(585,544)	(586,729)	(426,039)	(277,691)	(278,441)	(532,771)	(280,795)
Average tangible equity	463,600	460,854	397,718	276,643	263,611	440,724	262,423

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/08

PAGE: 3 of 5
CHARGEOFFS ($000s)	FOR QUARTER ENDED 9/30/2008	FOR QUARTER ENDED 6/30/2008	FOR QUARTER ENDED 3/31/2008	FOR QUARTER ENDED 12/31/2007	FOR QUARTER ENDED 9/30/2007	YEAR TO DATE 9/30/2008	YEAR TO DATE 9/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$7,097	$4,508	$3,001	$5,624	$2,482	$14,606	$7,427
Recoveries on Loans	(2,276)	(808)	(440)	(428)	(352)	(3,524)	(1,382)
Net Loan Chargeoffs	$4,821	$3,700	$2,561	$5,196	$2,130	$11,082	$6,045
Net Loan Chargeoffs to Average Loans (non-annualized)	0.08%	0.06%	0.05%	0.14%	0.06%	0.19%	0.16%

ASSET QUALITY AND OTHER DATA ($000s)	AS OF 9/30/2008	AS OF 6/30/2008	AS OF 3/31/2008	AS OF 12/31/2007	AS OF 9/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$25,562	$18,566	$22,679	$15,198	$8,435
Renegotiated Loans	628	631	-	-	-
Other Real Estate Owned & Repossessed Assets	1,623	842	326	-	364
Total Non-performing Assets	$27,813	$20,039	$23,005	$15,198	$8,799
Loans 90+ Days Past Due & Still Accruing	2,551	2,586	1,140	87	67
Non-performing + Loans 90 Days Past Due	$30,364	$22,625	$24,145	$15,285	$8,866
Allowance for Loan and Lease Losses	$83,696	$81,642	$81,631	$54,897	$56,294
Coverage Ratio	275.6%	360.8%	338.1%	359.2%	634.9%

REGULATORY CAPITAL DATA ($000s)	AS OF 9/30/2008	AS OF 6/30/2008	AS OF 3/31/2008	AS OF 12/31/2007	AS OF 9/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$644,185	$642,223	$622,391	$426,236	$420,014
Tier 1 Ratio (%)	9.34%	9.39%	9.11%	9.54%	9.64%
Total Capital (Tier 1 + Tier 2)	$728,068	$723,865	$704,087	$482,692	$475,596
Total Capital Ratio (%)	10.56%	10.59%	10.31%	10.81%	10.91%
Total Risk-Adjusted Assets	$6,897,519	$6,837,963	$6,829,295	$4,466,824	$4,358,884
Tier 1 Leverage Ratio	7.43%	7.60%	8.50%	7.76%	7.80%
Tangible Equity to Tangible Assets Ratio	5.28%	5.32%	5.38%	5.16%	5.04%
Realized Tangible Equity to Tangible Assets Ratio	5.85%	5.81%	5.68%	5.24%	5.15%

SUPPLEMENTAL DATA ($000s)	AS OF 9/30/2008	AS OF 6/30/2008	AS OF 3/31/2008	AS OF 12/31/2007	AS OF 9/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Held to Maturity Securities (Fair Value)	$305,164	$371,788	$269,382	$243,218	$243,593
Common Stock Dividends (total $ in period)	$13,541	$13,509	$8,825	$8,354	$8,066
Dividends per Common Share	$0.1700	$0.1700	$0.1700	$0.1700	$0.1626
EOP Employees (Full Time Equivalent)	1,768	1,816	1,906	1,171	1,185

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/08

PAGE: 4 of 5
PERIOD END BALANCES:	AS OF 9/30/2008	AS OF 6/30/2008	AS OF 3/31/2008	AS OF 12/31/2007	AS OF 9/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$1,148,744	$1,131,389	$1,098,437	$723,144	$713,887
Commercial Real Estate	1,718,769	1,735,011	1,609,201	1,329,482	1,304,911
Residential Mortgage (including multi-family)	1,530,419	1,525,791	1,594,672	795,151	781,087
Real Estate Construction and Land Development	582,370	549,346	537,310	328,720	310,372
Home Equity (revolving and 2nd lien)	782,061	765,108	762,717	464,673	447,130
Consumer (Loans to Individuals)	229,309	221,772	224,594	73,494	70,817
Other Loans	215,949	205,180	185,933	160,589	158,597
Total Loans (net of unearned)	6,207,621	6,133,597	6,012,864	3,875,253	3,786,801
Investment Securities	1,991,304	1,943,438	1,941,582	1,381,021	1,420,413
Other Earning Assets	63,117	30,686	33,520	7,228	5,616
Total Earning Assets (net of loan loss reserve)	$8,178,346	$8,026,080	$7,906,335	$5,208,604	$5,156,536

Deposit Breakdown:
Savings	$370,396	$392,669	$377,416	$193,938	$193,232
NOW Accounts	899,281	863,879	932,132	733,242	775,385
Money Market Accounts	1,640,901	1,716,021	1,679,063	957,423	951,104
CDs $100m or less	1,673,683	1,539,392	1,722,316	992,741	1,008,792
CDs greater than $100m	853,560	773,669	624,488	546,103	510,753
Total Int. Bearing Deposits	5,437,821	5,285,630	5,335,415	3,423,447	3,439,266
Short-Term Borrowings	859,415	823,245	678,581	497,023	452,761
Long-Term Debt	1,114,020	1,173,678	1,161,403	757,180	769,051
Total Int. Bearing Liabilities	$7,411,256	$7,282,553	$7,175,399	$4,677,650	$4,661,078

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$707,272	$734,907	$716,827
- Construction / Development	439,877	414,983	412,422
Owner Occupied
- Permanent	548,948	572,659	557,279
- Construction / Development	42,188	35,200	37,804
Commercial & Industrial
Business Purpose, Real Estate secured	1,299,758	1,234,793	1,142,600
Business Purpose, not secured by Real Estate	1,148,744	1,131,389	1,098,437
Residential Mortgage (personal purpose)
Perm	1,043,557	1,035,874	1,023,358
Construction	17,600	20,667	46,285
Retail
Home Equity Loans	600,210	608,077	642,154
Home Equity Lines of Credit	177,514	162,599	149,406
Other	181,953	182,449	186,292
Total Loans	$6,207,621	$6,133,597	$6,012,864

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/08

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	9/30/2008		6/30/2008		3/31/2008		12/31/2007		9/30/2007		9/30/2008		9/30/2007
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$6,159,589	6.33%	$6,027,845	6.45%	$5,296,371	6.80%	$3,825,406	7.24%	$3,756,081	7.40%	$5,829,145	6.54%	$3,698,998	7.37%
Investment Securities (incl. trading assets)	2,000,340	5.61%	1,920,200	5.46%	1,802,951	5.63%	1,393,393	5.98%	1,356,853	5.78%	1,908,169	5.59%	1,310,588	5.77%
Other Earning Assets	26,058	1.04%	26,752	5.58%	24,148	2.22%	10,550	3.35%	4,656	4.60%	24,345	3.16%	7,103	3.14%

Total Earning Assets	8,185,987	6.14%	7,974,797	6.21%	7,123,470	6.49%	5,229,349	6.89%	5,117,590	6.97%	7,761,659	6.29%	5,016,689	6.94%
Total Earning Assets (net of loan loss reserve)	8,102,336	6.20%	7,892,174	6.27%	7,051,565	6.56%	5,172,622	6.97%	5,060,766	7.05%	7,682,250	6.36%	4,958,921	7.03%
Total Assets	9,258,341	5.43%	9,037,448	5.48%	7,886,342	5.86%	5,768,409	6.25%	5,661,055	6.30%	8,728,004	5.60%	5,552,550	6.27%

Savings	385,964	0.53%	379,866	0.53%	316,680	0.71%	193,088	1.08%	200,665	1.11%	360,929	0.59%	209,747	1.13%
NOW Accounts	883,993	1.09%	898,257	1.19%	843,526	1.79%	766,446	2.65%	734,140	2.67%	875,290	1.35%	683,386	2.51%
Money Market Accounts	1,688,004	2.29%	1,649,955	2.27%	1,416,426	2.78%	961,975	3.38%	965,630	3.65%	1,583,864	2.44%	950,094	3.66%
Certificates	2,449,391	3.75%	2,324,339	3.95%	2,097,691	4.32%	1,512,883	4.70%	1,457,016	4.76%	2,291,054	4.01%	1,456,975	4.73%

Total Int. Bearing Deposits	5,407,352	2.63%	5,252,417	2.70%	4,674,323	3.16%	3,434,392	3.67%	3,357,451	3.77%	5,111,137	2.83%	3,300,202	3.73%

Non-Interest Bearing Deposits	758,990		753,052		649,278		493,152		499,398		720,580		495,924
Total Deposits	6,166,342	2.31%	6,005,469	2.36%	5,323,601	2.77%	3,927,544	3.21%	3,856,849	3.28%	5,831,717	2.48%	3,796,126	3.25%

Short-Term Borrowings	774,760	2.67%	720,965	2.94%	643,958	3.29%	463,461	3.82%	437,019	4.03%	713,452	2.96%	478,797	4.15%
Long-Term Borrowings	1,165,047	4.37%	1,149,476	4.22%	1,049,870	4.61%	758,929	5.10%	770,371	5.31%	1,121,623	4.41%	677,227	5.22%
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	8,106,149	2.64%	7,875,910	2.69%	7,017,429	3.09%	5,149,934	3.54%	5,064,239	3.65%	7,666,792	2.80%	4,952,150	3.60%
Total Int. Bearing Liabilities	7,347,159	2.91%	7,122,858	2.97%	6,368,151	3.41%	4,656,782	3.92%	4,564,841	4.05%	6,946,212	3.10%	4,456,226	4.00%

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.56%		3.59%		3.48%		3.44%		3.39%		3.56%		3.43%
Net Yield on Earning Assets: (Margin)		3.52%		3.55%		3.44%		3.41%		3.35%		3.52%		3.39%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	124		124		132		81		81
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	143		145		152		81		83

MD
Total Number of Banking Offices	1		1		1		1		1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0		0		0		0		0
Total Number of ATMs	1		1		1		1		1

DE
Total Number of Banking Offices	2		2		2		0		0
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		0		0
Total Number of ATMs	2		1		1		1		0

TOTAL
Total Number of Banking Offices	127		127		135		82		82
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	2		2		2		1		1
Total Number of ATMs	146		147		154		83		84

Have you restated any prior period's financial statements for a pooling of interest and/or a change in accounting principles? NO
Periods Restated on this report:
Reason: